FLEXSHARES® TRUST

FlexShares® US Quality Low Volatility Index Fund

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

FlexShares® Emerging Markets Quality Low Volatility Index Fund

FlexShares® Morningstar US Market Factor Tilt Index Fund

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

FlexShares® US Quality Large Cap Index Fund

FlexShares® STOXX® US ESG Select Index Fund

FlexShares® STOXX® Global ESG Select Index Fund

FlexShares® ESG & Climate US Large Cap Core Index Fund

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

FlexShares® ESG & Climate Emerging Markets Core Index Fund

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

FlexShares® STOXX® Global Broad Infrastructure Index Fund

FlexShares® Global Quality Real Estate Index Fund

FlexShares® Real Assets Allocation Index Fund

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

FlexShares® International Quality Dividend Index Fund

FlexShares® International Quality Dividend Defensive Index Fund

FlexShares® International Quality Dividend Dynamic Index Fund

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

FlexShares® Disciplined Duration MBS Index Fund

FlexShares® Credit-Scored US Corporate Bond Index Fund

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

FlexShares® High Yield Value-Scored Bond Index Fund

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

SUPPLEMENT DATED NOVEMBER 7, 2022 TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MARCH 1, 2022, AS SUPPLEMENTED

1.	The following information is added after the last paragraph included in the section entitled “MANAGEMENT OF THE TRUST – PROXY VOTING” starting on page 92 of the SAI:

In order to generate additional income, a Fund may participate in a securities lending program. Although voting rights, or rights to consent, attached to securities on loan pass to the borrower, a Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Consistent with its procedures, if the Investment Adviser determines that it is in the best interest of the lending Fund, and the determination is made prior to the shareholder meeting record date, the Investment Adviser may use reasonable efforts to recall the loaned securities. In making such a determination, the Investment Adviser will consider, among other factors, whether a proxy vote is material to the investment. The Investment Adviser will also evaluate whether the benefits of voting the security are deemed to outweigh the costs of terminating the loan. Finally, the Investment Adviser will consider various additional criteria including whether or not the vote under consideration has been identified as a Significant Vote (as defined in the Investment Adviser’s procedures) and either: (1) for a Fund that has adopted a strategy using various ESG criteria, whether the issuer of the security has higher ESG risk based on an ESG governance quality score designed to measure a company’s governance practices; or (2) for a Fund that has not adopted a strategy using various

ESG criteria, the percentage of shares held by the Fund in an equity security relative to the total shares outstanding of the issuer of that security. The Investment Adviser or its service provider may be unable to vote a loaned security if the Investment Adviser does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Investment Adviser) prior to the record date and/or proxy-voting deadline.

Please retain this Supplement with your SAI for future reference.